Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.25CQ

ONE HUNDRED SIXTH AMENDMENT

TO THE

AMENDED AND RESTATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT.

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC

This One Hundred Sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Holding Company, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Amended and Restated CSG Master Subscriber Management System Agreement dated February 9, 2009, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date of this Amendment:

WHEREAS, CSG currently provides Customer with certain Products and Services pursuant to the Agreement and Statements of Work; and

WHEREAS, Customer is currently required to pay ****** fees on certain Products and Services (i.e., including, *********** fees, ********** ********** fees, ***** ***** ************* fees, ****** **** and CSG Vantage® fees) at various times throughout the year; and

WHEREAS, Customer desires, and CSG agrees, to modify the invoicing of ****** fees on certain Products and Services so that such ****** fees are invoiced on a ************* basis in the same ***** ***** ****, as described below in more detail.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which hereby acknowledged, CSG and Customer agree as follows as of the Effective Date:

1.

****** fees associated with the following Products and Services (“****** Fee Products and Services”) shall continue to be invoiced by CSG on a ************* basis; however, beginning with the period of ***** **** through ***** ****, CSG will invoice the ****** fees associated with the ****** Fee Products and Services in a ****** invoice at the **** **** **** ****:

a.	ACP Commercial
b.	ACP Commercial Additional Capacity
c.	AOI
d.	DNIS AOI Solution
e.	Vantage
f.	Vantage Upgrade/Modification
g.	Workforce Express (WFX) Penguin API
h.	PDB Access
i.	Event Manager

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

2.

Beginning in ***** of **** and continuing through the Term of the Agreement, CSG shall invoice Customer for the ****** fees associated with ****** Fee Products and Services in a ****** ******* at the **** **** **** **** (on Customer’s ***** invoice).  CSG shall invoice Customer, and Customer shall pay CSG, in ******* of the ****** ***** period to which such ****** fees are applicable and each ****** ***** period shall be referred to as an “****** Fee Period”.  With respect to the initial ****** Fee Period (***** ** **** through ***** *** ****), CSG shall adjust the applicable invoice to reflect any ******** ******* that are due to Customer as the result of ****** fees previously invoiced by CSG or previously paid by Customer, which are applicable to the ****** Fee Products and Services for such period.

3.

Attachment A attached hereto and incorporated herein by reference sets forth a schedule with an example calculation of the ****** fees CSG contemplates invoicing Customer with respect to the ******* ****** Fee Period.  In the event of a discrepancy between CSG’s actual invoice for the ******* ****** Fee Period and the example calculation of such fees reflected in Attachment A, CSG’s actual invoice shall control.

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the date last signed below (the "Effective Date").

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Name: Mike Ciszek	Name: Gregory L. Cannon
Title: SVP, Billing Strat & Opns	Title: SVP, Secretary & General Counsel
Date: 6-9-17	Date: June 12, 2017

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT A

Schedule with Example Calculation of the ~~******~~ Fees

See Attached

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

ATTACHMENT A

TRUE-UP AND ********* ****** FEES

Products	Seats	Notes & User ID's	Contract Info	CSG Doc #	**** Billing Date	**** Maint Period	**** Maint Fees	**** Billing Date	**** Maint Period	**** Maint Fees	**** Fees	*** ***** Fee	**Number ** ****** **** ***** **	True Up Billing
*** **********	*	****** ********	*** ******	*******	******	*********	$**********	******			************	$***********	**	$**********
*** ********** ********** ********	*	****** ********	**** ******	*******	******	*********	$*********	******			***********	$**********	**	$*********
*** ********** ********** ********	*	****** ********	**** ******	*******	******	*********	$*********	******			***********	$**********	*	$*********
*** ********** ********** ********	*	****** ********	**** ******	*******	******	***********	$*********	******			***********	$**********	*	$*********
***	**		***	******* *******	******	*********	$*********	******			**********	$********	**	$*********
***	*		**** ******	*******	******	*********	$********	******			**********	$********	*	$********
***	**		**** ******	*******	******	*********	$**********	******	*********	$**********	**********	$********	*	$********
**** *** ********	*		**** ******	*******	******	*********	$*********	******			***********	$**********	**	$*********
*******	***				******	***********	$*********	******			********	$******	*	$*********
*******	**			*******	******	*********	$********	******	*********	$********	********	$******	*	$******
*******	**							******	*********	$********	********	$******	*	$******
*******	**		**** ******	*******	******	*********	$********	******			********	$******	*	$******
*******	**		**** ******	*******	******	**********	$********	******			********	$******	*	$********
*******	**		**** ******	*******	******	*********	$********	******			********	$******	**	$********
*******	**		**** ******	*******	******	*********	$********	******			********	$******	**	$********
*******	**		**** ******	*******	******	*********	$********	******			********	$******	*	$********
*******	**		**** ******	*******	******	***********	$********	******			********	$******	*	$******
*******	*		**** ******	*******	******	*********	$******	******			********	$******	**	$******
*******	*				******	**********	$******	******	**********	$******	********	$******	*	$******
*******	*				******	**********	$******	******	**********	$******	********	$******	*	$*****
*******	*		**** ******	*******	******	*********	$******	******			********	$******	**	$******
*******	**		**** ******	*******	******	*********	$********	******			********	$******	**	$********
*******	**		**** ******	*******	******	*********	$********	******			********	$******	**	$********
*******	***		**** ******	*******	******	*********	$*********	******			*******	$******	*	$********
*******	**		**** ******	*******	******	*********	$********	******			********	$******	*	$******
******* ********************	*		*** ******	*******	******	*********	$********	******			**********	$********	*	$********
********* ******* ******* ***	*		**** ******	*******	******	***********	$********	******			**********	$********	*	$********
*** ******	*		**** ******	*******	******	*********	$**********	******	*********	$**********	************	$***********	*	$**********
***** *******	*	** ** *** ****	***** ***** **** ******	*******	******	**********	$**********	******			************	$**********	*	$*********
							$************	~~****** ** ** ** **** ** **** ***** **** ** **** ** *********** ******* ***** *****~~		$**********				$**********